租房合同房屋租赁协议

出租方（以下简称甲方）：三明明都大酒店有限公司

承租方（以下简称乙方）：三明华建生物工程有限公司

甲、乙双方通过友好协商，就房屋租赁事宜达成协议如下：

一、租赁地点及设施：

1．租赁地址：　　　　　　　；面积 50 平方米；

2．室内附属设施：

A：电器：

B：家俱：

二、租用期限及其约定：

1．租用期限：甲方同意乙方租用5年；自15年7月30日起至20年7月29日；

2．房屋租金：每月贰仟元人民币；

3．付款方式：按年现金支付；

4．租赁期内的水、电、煤气、电话、有线电视、卫生治安费由乙方支付，物业管理，房屋修缮等费用由甲方支付；

5．租用期内，乙方有下列情形之一的甲方可以终止合同，收回房屋使用权、乙方需担全部责任，并赔偿甲方损失。

（1）乙方擅自将房屋转租、转让或转借的；

（2）乙方利用承租房屋进行非法活动损害公共利益的；

（3）乙方无故拖欠房屋租金达 天；

三、双方责任及义务：

1．乙方须按时交纳水、电、煤、电话等费用，并务必将以上费用帐单交给甲方，甲方须监督检查以上费用；

2．在租用期内，甲方必须确保乙方的正常居住，不得将乙方租用的房屋转租（卖）

给任何第三者；或在租赁期内房租加价；

3．租用期满后，乙方如需继续使用，应提前一个月提出，甲方可根据实际情况，在同等条件下给予优先；

4．在租赁期内，甲、乙双方如有一方有特殊情况需解除协议的，必须提前一个月通知对方，协商后解除本协议；

5．乙方入住该物业应保持周围环境整洁做好防火防盗工作，如发生事故乙方应负全部责任；

6．乙方不得擅自改变室内结构，并爱惜使用室内设施，若人为损坏的将给予甲方相应赔偿；如发生自然损坏，应及时通知甲方，并配合甲方及时给予修复。

四、其它未尽事宜，由甲乙双方协商解决，协商不成按有关现行法规办理或提交有关仲裁机关进行仲裁。

本协议一式三份，甲、乙双方各执一份，签字后即行生效。

出租方：　　　　　　　　承租方：

联系电话：　　　　　　　联系电话：

签约日期：